UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): March 13, 2008

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On March 13, 2008, Comverge, Inc. received notice from the representatives of the underwriters (the "Representatives") of the public offering of Comverge's common stock that closed on December 12, 2008, that, effective March 13, 2008, the Representatives had elected to waive the remainder of the lock-up period agreed to by certain of Comverge's stockholders and the Representatives. Pursuant to the terms of the lock-up agreements, the lock-up period, which was originally set to expire on March 5, 2008, was automatically extended due to Comverge's announcement of material information in a press release issued on February 25, 2008, and then further extended by the terms of the lock-up agreements due to Comverge's announcement on March 3, 2008, that it will report fourth quarter and year end 2007 financial and operational results on March 25, 2008.

The information in this Current Report on Form 8-K pursuant to Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

On March 13, 2008, Comverge's Demand Response Resource Purchase Agreement dated October 16, 2007, and amended on February 28, 2008 (the "Agreement") between Southern California Edison ("SCE") and Comverge's subsidiary, Alternative Energy Resources, Inc., was initially denied regulatory approval by the California Public Utilities Commission ("Commission"). Pursuant to the Commission's statements, Comverge intends to work with SCE to resubmit the Agreement in accordance with the parameters suggested by the Commission.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance, including that Comverge and SCE will actually resubmit the Agreement or that the Agreement would receive regulatory approval upon resubmission. Those statements involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving its products, their development and distribution, economic and competitive factors and the company's key strategic relationships, and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q and other of Comverge's filings with the Securities and Exchange Commission. Comverge assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By: /s/ Michael Picchi

Name: Michael Picchi

Title: Chief Financial Officer

Dated: March 13, 2008